Exhibit 99.2

CERTIFICATION OF PERIODIC REPORT

          I, Michael J. Lewis, Chief Financial Officer of Collectors Universe, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sections 1350, that:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations for the Company.

May 14, 2003
/s/ MICHAEL J. LEWIS

Michael J. Lewis Chief Financial Officer

ADDITION TO SECTION 906 CERTIFICATIONS

A signed original of this written statement required by Section 906 has been provided to Collectors Universe, Inc. and will be retained by Collectors Universe, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.